Exhibit 99.1

Sierra, MCC and MDLY ANNOUNCE MERGER TO CREATE 2nd LARGEST INTERNALLY MANAGED BDC

NEW YORK, NY (August 9, 2018) – Sierra Income Corporation (“Sierra” or the “Company”), Medley Capital Corporation (NYSE: MCC, “MCC”) (TASE: MCC), and Medley Management Inc. (NYSE: MDLY, “MDLY” or “Medley”) joint announcement.

Sierra, MCC and MDLY have entered into definitive agreements for Sierra to acquire MCC and MDLY. MCC will merge with and into Sierra, with Sierra as the surviving company. Simultaneously, Sierra will acquire MDLY, and MDLY’s existing asset management business will operate as a wholly-owned subsidiary of Sierra. The Boards of Directors of Sierra, MCC and MDLY unanimously approved the transactions based on recommendations of independently advised special committees of independent directors at each company, respectively.

Transaction Highlights:

•	The combined company will have over $5 billion of assets under management, including $2 billion of internally managed assets[1]

•	Sierra is expected to be the second largest internally managed Business Development Company (“BDC”) and the seventh largest publicly traded BDC

•	Expected to be accretive to net investment income per share for both Sierra and MCC

•	Expected to increase liquidity for shareholders of Sierra, MCC and MDLY

The transaction is expected to add scale to the BDC platform, increase operational efficiencies, create a stronger balance sheet and improve portfolio diversification. In addition, growth of MDLY’s existing asset management business would add to NII and NAV over time.

The senior leadership and the investment management teams will remain intact as part of this transaction. The board of Sierra following the transaction will consist of the current independent directors from Sierra, one interested director from Sierra and two independent directors from MCC.

MCC shareholders will receive 0.8050 shares of Sierra Common Stock for each share of MCC Common Stock.

MDLY Class A shareholders will receive 0.3836 shares of Sierra Common Stock for each Medley Class A share, $3.44 per share of cash consideration and $0.65 per share of special cash dividends.

Medley LLC Unitholders have agreed to convert their units into MDLY Class A Common Stock, and will receive 0.3836 shares of Sierra Common Stock for each MDLY Class A share, $3.44 per share of cash consideration and a $0.35 per share special cash dividend. As part of the transaction, Medley LLC Unitholders have agreed to forgo all payments that would be due to them under the existing Tax Receivable Agreement with Medley for the benefit of the combined company.

1 Estimates of Sierra’s post-merger financial position are based on the publicly reported financial information of Sierra, MCC and MDLY as of June 30, 2018.

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At close, current Sierra shareholders will continue to own shares of Sierra Common Stock. As a condition to closing the transactions, Sierra’s common stock will be listed to trade on the New York Stock Exchange and Sierra will remain a BDC. There are no expected changes to the current dividend policies of the respective entities prior to the closing of the transaction, except that MCC will be promptly terminating any feature of its dividend reinvestment plan. In addition, Sierra will be promptly suspending any share repurchase program or offers to repurchase. It is anticipated that Sierra will continue with its current dividend policy after the close of the transaction.

“We are excited to bring together these three complementary entities to create a single, large-scale BDC and credit manager,” said Brook Taube, CEO of Medley.

The mergers are cross conditioned upon each other and are subject to approval by Sierra, MCC and MDLY shareholders, regulatory review, other customary closing conditions and third party consents. The transaction is expected to close in the fourth quarter of 2018 or early in 2019.

Transaction Advisors:

•	The Special Committee of Sierra Income Corporation’s Board of Directors is served by financial advisor Broadhaven Capital Partners, LLC and legal counsel Sullivan & Worcester LLP

•	The Special Committee of Medley Capital Corporation’s Board of Directors is served by financial advisor Sandler O’Neill + Partners, L.P. and legal counsel Kramer Levin Naftalis & Frankel LLP

•	The Special Committee of Medley Management Inc.’s Board of Directors is served by financial advisor Barclays Capital Inc. and legal counsel Potter Anderson & Corroon LLP

•	Medley Management Inc. is served by financial advisor Goldman Sachs & Co. LLC and legal counsel Eversheds Sutherland (US) LLP

Joint Conference Call
Sierra, MCC and Medley will host a joint conference call at 9:00am (Eastern Time), August 10, 2018, to discuss the transactions.

All interested parties are welcome to participate and can access the conference call by dialing (877) 524-5743 and using the conference ID 5547448 approximately 10 minutes prior to the call. For interested parties, an archived replay of the joint conference call will be available by dialing (855) 859-2056 and using the conference ID 5547448. This conference call will be broadcast live over the Internet and can be accessed by all interested parties through Medley’s website, http://www.mdly.com. To listen to the live call, please go to Medley’s website at least 15 minutes prior to the start of the call to register and download any necessary audio software.

An archived replay will also be available through a webcast link located on the page of the Investor Relations section of Medley's website.

A joint slide presentation containing supplemental information from Sierra, MCC and Medley will be referenced on the conference call and is available on each of the entities’ websites.

ABOUT SIERRA INCOME CORPORATION

Sierra is a non-traded business development company (“BDC”) that invests primarily in first lien senior secured debt, second lien secured debt and, to a lesser extent, subordinated debt of middle market companies in a broad range of industries with annual revenue between $50 million and $1 billion. Sierra’s investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. Sierra is externally managed by SIC Advisors LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended. For additional information, please visit Sierra Income Corporation at www.sierraincomecorp.com.

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ABOUT MEDLEY CAPITAL CORPORATION

Medley Capital Corporation is a closed-end, externally managed business development company ("BDC") that trades on the New York Stock Exchange (NYSE:MCC) and the Tel Aviv Stock Exchange (TASE:MCC). Medley Capital Corporation's investment objective is to generate current income and capital appreciation by lending to privately-held middle market companies, primarily through directly originated transactions, to help these companies expand their businesses, refinance and make acquisitions. Our portfolio generally consists of senior secured first lien loans and senior secured second lien loans. Medley Capital Corporation is externally managed by MCC Advisors LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended. For additional information, please visit Medley Capital Corporation at www.medleycapitalcorp.com.

ABOUT MEDLEY

Medley is an alternative asset management firm offering yield solutions to retail and institutional investors. Medley’s national direct origination franchise is a premier provider of capital to the middle market in the U.S. Medley has over $5 billion of assets under management in two business development companies, Medley Capital Corporation (NYSE:MCC) (TASE:MCC) and Sierra Income Corporation, a credit interval fund, Sierra Total Return Fund (NASDAQ:SRNTX) and several private investment vehicles. Over the past 15 years, Medley has provided capital to over 400 companies across 35 industries in North America.2

Medley LLC, the operating company of Medley Management Inc., has outstanding bonds which trade on the NYSE under the symbols (NYSE:MDLX) and (NYSE:MDLQ). Medley Capital Corporation is dual-listed on the New York Stock Exchange (NYSE:MCC) and the Tel Aviv Stock Exchange (TASE: MCC) and has outstanding bonds which trade on both the New York Stock Exchange under the symbols (NYSE:MCV), (NYSE:MCX) and the Tel Aviv Stock Exchange under the symbol (TASE: MCC.B1).

2 Medley Management Inc. is the parent company of Medley LLC and several registered investment advisors (collectively, “Medley”). Assets under management refers to assets of our funds, which represents the sum of the net asset value of such funds, the drawn and undrawn debt (at the fund level, including amounts subject to restrictions) and uncalled committed capital (including commitments to funds that have yet to commence their investment periods). Assets under management are as of June 30, 2018.

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Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transactions. Such forward-looking statements reflect current views with respect to future events and financial performance, and each of Sierra, MCC and Medley may make related oral forward-looking statements on or following the date hereof. Statements that include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this material or similar oral statements for purposes of the U.S. federal securities laws or otherwise. Because forward-looking statements, such as the date that the parties expect the proposed transactions to be completed and the expectation that the proposed transactions will provide improved liquidity for Sierra, MCC, and Medley stockholders and will be accretive to net investment income for both Sierra and MCC, include risks and uncertainties, actual results may differ materially from those expressed or implied and include, but are not limited to, those discussed in each of Sierra’s, MCC’s and Medley’s filings with the Securities and Exchange Commission (the “SEC”), and (i) the satisfaction or waiver of closing conditions relating to the proposed transactions described herein, including, but not limited to, the requisite approvals of the stockholders of each of Sierra, MCC, and Medley, Sierra successfully taking all actions reasonably required with respect to certain outstanding indebtedness of MCC and Medley to prevent any material adverse effect relating thereto, certain required approvals of the SEC and the Small Business Administration, the necessary consents of certain third-party advisory clients of Medley, and any applicable waiting period (and any extension thereof) applicable to the transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated, (ii) the parties’ ability to successfully consummate the proposed transactions, and the timing thereof, and (iii) the possibility that competing offers or acquisition proposals related to the proposed transactions will be made and, if made, could be successful. Additional risks and uncertainties specific to Sierra, MCC and Medley include, but are not limited to, (i) the costs and expenses that Sierra, MCC and Medley have, and may incur, in connection with the proposed transactions (whether or not they are consummated), (ii) the impact that any litigation relating to the proposed transactions may have on any of Sierra, MCC and Medley, (iii) that projections with respect to dividends may prove to be incorrect, (iv) Sierra’s ability to invest our portfolio of cash in a timely manner following the closing of the proposed transactions, (v) the market performance of the combined portfolio, (vi) the ability of portfolio companies to pay interest and principal in the future; (vii) the ability of Medley to grow its fee earning assets under management; (viii) whether Sierra, as the surviving company, will trade with more volume and perform better than MCC and Medley prior to the proposed transactions; and (ix) negative effects of entering into the proposed transactions on the trading volume and market price of the MCC’s or Medley’s common stock.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that will be included in the Joint Proxy Statement/Prospectus (as defined below) relating to the proposed transactions, and in the “Risk Factors” sections of each of Sierra’s, MCC’s and Medley’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The forward- looking statements in this press release represent Sierra’s, MCC’s and Medley’s views as of the date of hereof. Sierra, MCC and Medley anticipate that subsequent events and developments will cause their views to change. However, while they may elect to update these forward-looking statements at some point in the future, none of Sierra, MCC or Medley have the current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing Sierra’s, MCC’s or Medley’s views as of any date subsequent to the date of this material.

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Additional Information and Where to Find It

In connection with the proposed transactions, Sierra intends to file with the SEC and mail to its stockholders a Registration Statement on Form N-14 that will include a proxy statement and that also will constitute a prospectus of Sierra, and MCC and Medley intend to file with the SEC and mail to their respective stockholders a proxy statement on Schedule 14A (collectively, the “Joint Proxy Statement/Prospectus”). The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of Sierra, MCC, and Medley, respectively. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SIERRA, MCC, AND MEDLEY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. When available, investors and security holders will be able to obtain the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Sierra, MCC, and Medley, free of charge, from the SEC’s web site at www.sec.gov and from Sierra’s website (www.sierraincomecorp.com), MCC’s website (www.medleycapitalcorp.com), or Medley’s website (www.mdly.com). Investors and security holders may also obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC from Sierra, MCC, or Medley by contacting Sam Anderson, Medley’s Investor Relations contact, at 212-759-0777.

Participants in the Solicitation

Sierra, MCC, and Medley and their respective directors, executive officers, other members of their management, employees and other persons may be deemed to be participants in the anticipated solicitation of proxies in connection with the proposed transactions. Information regarding Sierra’s directors and executive officers is available in its definitive proxy statement for its 2018 annual meeting of stockholders filed with the SEC on March 14, 2018 (the “Sierra 2018 Proxy Statement”). Information regarding MCC’s directors and executive officers is available in its definitive proxy statement for its 2018 annual meeting of stockholders filed with the SEC on December 21, 2017 (the “MCC 2018 Proxy Statement”). Information regarding Medley’s directors and executive officers is available in its annual report for the year ended December 31, 2017 on Form 10-K filed with the SEC on March 29, 2018 (the “Medley 2017 10-K”). To the extent holdings of securities by such directors or executive officers have changed since the amounts disclosed in the Sierra 2018 Proxy Statement, the MCC 2018 Proxy Statement, and the Medley 2017 Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed by such directors or executive officers, as the case may be, with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement/Prospectus when such documents become available and in other relevant materials to be filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

The information in this press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Investor Relations Contact:
Sam Anderson, 212-759-0777
Head of Capital Markets & Risk
Medley Management Inc.

Media Contact:
Erin Clark, 646-214-8355
Teneo Holdings LLC

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